Exhibit 10.1
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                                          The Stride Rite Corporation
Notice of Grant of Stock Options                ID: 04-1399290
and Option Agreement                            191 Spring Street
                                          P.O. Box 9191 Lexington, MA 02420-9191


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Name:                                     Option Number:
Address:                                  Plan:
Address:                                  ID:

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Effective                      , you have been granted a(n)
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Non-Qualified Stock Option to buy              shares of The Stride Rite
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Corporation (the Company) stock at $               per share.
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The total option price of the shares granted is $                    .
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Shares in each period will become fully vested on the date shown.


               Shares        Vest Type    Full Vest    Expiration
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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.


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The Stride Rite Corporation                           Date


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Name                                                  Date

          ADDITIONAL TERMS AND CONDITIONS OF NON-QUALIFIED STOCK OPTION
                              FOR COMPANY EMPLOYEES

                        UNDER THE STRIDE RITE CORPORATION
                      2001 STOCK OPTION AND INCENTIVE PLAN


      1. Term. This Stock Option shall terminate and no portion will be exercisable on the earliest of the following: (i) the Expiration Date specified on the award notice; (ii) 90 days after the Optionee ceases to be an employee of the Company or one of its subsidiaries for any reason other than for death, disability or for "Cause" (as defined below); (iii) the date the Optionee ceases to be an employee of the Company or one of its subsidiaries if such termination of employment is because of dismissal for "Cause;" (iv) 12 months from the date the Optionee ceases to be an employee if such termination of employment is because the Optionee has become permanently disabled (as determined by the Administrator); or (v) 12 months from the date of the Optionee's death. For purposes hereof, "Cause" shall mean a vote by the Board resolving that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee's duties to the Company.

      2. Manner of Exercise.

      (a) From time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

      Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that have been beneficially owned by the Optionee for at least six months and are not then subject to any restrictions under any Company plan; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and
(iii) above. Payment instruments will be received subject to collection.

      The delivery of certificates representing the Option Shares will be contingent upon the Company's receipt from the Optionee of full payment for the Option Shares, as set forth above and any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

      (b) Certificates for shares of Stock purchased upon exercise of this Stock Option shall be issued and delivered to the Optionee upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the shares to the Optionee, and the Optionee's name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

      (c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

      (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

      3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this document shall have the meaning specified in the Plan, unless a different meaning is specified herein.

      4. Transferability. This Stock Option is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee's lifetime, only by the Optionee, and thereafter, only by the Optionee's legal representative or legatee.

      5. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Optionee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued, or
(ii) transferring to the Company, a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

      6. Miscellaneous.

            The Administrator's determination of the reason for termination of the Optionee's employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

            This Stock Option does not confer upon the Optionee any rights with respect to continuance of employment by the Company or any Subsidiary.





















January 2005